                                                                   Exhibit 10.13
                                VILLAGEFAX.COM
                               WARRANT AGREEMENT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS AN EXEMPTION THEREFROM IS AVAILABLE.

     This Warrant Agreement (this "Agreement") is entered into as of the __st day of ____, 1999 by and between VILLAGEFAX.COM, a California corporation (the "Company") and ________________ (the "Holder").

     1.  Description; Execution.
         ----------------------

          (a) The Company agrees to issue to Holder and Holder agrees to accept certificates evidencing the right to purchase shares of Common Stock at the Warrant Conversion Price defined in Section 4 hereto (each, a "Warrant Certificate"; collectively the "Warrant Certificates").

          (b) The Warrants shall have no voting rights until converted and shall be subject to dilution on a pari-passu basis with the Common Stock.

          (c) Each Warrant Certificate shall be substantially in the form annexed hereto as Exhibit A.

          (d) This Agreement shall be executed on behalf of the Company by its Chief Executive Officer. Upon execution, this Agreement shall be binding upon the Company, and the Holder shall be entitled to all the benefits set forth herein.

          (e) All references herein to denominations in "dollars" or "$" shall mean dollars in United States currency.

     2.   Term of Warrants.
          -----------------

     The Warrants shall become exercisable at any time after the date hereof, and remain exercisable, subject to the conditions set forth in Section 3 until 5:00 p.m. Pacific Standard Time on the third anniversary of the date of grant of the Warrants (the "Expiration Date").

     3.   Conversion of Warrants.
          ----------------------

          (a) Subject to (b) below, at any time until the Expiration Date, the Holder shall have the right to purchase from the Company (and the Company shall promptly issue to the Holder) one fully-paid and nonassessable share of Common Stock at the Warrant Conversion Price (as defined in

               Section 4 hereto) for each Warrant, by

          (b) surrendering the appropriate Warrant Certificate and the Election To Purchase attached hereto to the Company at its executive offices and paying the aggregate Warrant Conversion Price for the shares to be purchased, in cash or by cashier's check.

          (b) In case of a partial conversion, the Warrant Certificate partially converted shall be surrendered and a new Warrant Certificate of the same tenor and for the purchase of the number of shares not purchased upon such partial conversion shall be issued by the Company to the holder thereof. The Warrants shall be deemed to have been converted immediately prior to the close of business on the date of their surrender for conversion as provided above, and the person or entity entitled to receive the shares of Common Stock issuable upon the conversion shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. Prior to any such conversion, neither the Holder nor any person entitled to receive shares issuable upon conversion shall be or have any of the rights of a shareholder of the Company. No adjustment shall be made for dividends or other stockholder rights for which the record date is prior to the date of conversion. As soon as practicable on or after such date, the Company shall issue in the name of, and deliver to the person or persons entitled to receive, a certificate or certificates for the full number of shares of Common Stock issuable upon such conversion.

               4.   Warrant Conversion Price and Conversion Increments The
                    --------------------------------------------------
          Warrants shall be convertible at the price of one cent ($.01) per whole share of Common Stock (the "Warrant Conversion Price") subject to adjustment pursuant to Section 5 hereto. The Warrant Conversion Price must be paid in cash or by cashier's check.

               5.   Adjustment of Warrant Conversion Price and Number of Shares
                    -----------------------------------------------------------
          of Common Stock.
          ---------------

               The number of shares of Common Stock purchasable upon conversion of the Warrants and the Warrant Conversion Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                    5.1  Adjustments.  The Warrant Conversion Price of the
                         -----------
               Warrant shall be subject to adjustment as follows:

                         (a) Stock Splits. In the event the Company should at any time or from time to time after the effective date of this Agreement (the "Effective Date") fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Warrant Conversion Price shall be appropriately adjusted so that the number of shares of Common Stock issuable on the exercise of each Warrant shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding.

               (b)  Stock Combinations.  If the number of shares of Common Stock
                    ------------------
          outstanding at any time after the Effective Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Warrant Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares.

               (c)  Reorganization, Consolidation, Merger, Sale of Assets.  In
                    -----------------------------------------------------
          the event, after the date of this Agreement, as a result of the Company effecting a reorganization or as a result of a merger or consolidation of the Company into or with another corporation, or the sale or other transfer of substantially all of the Company's property, assets and business substantially as an entirety to a successor corporation, the Common Stock is in effect changed, in whole or in part, into a different kind or class of stock or other securities or property (including cash), each Warrant will thereafter be deemed exercised for the right to receive the kind and amount of shares of stock or other securities or property to which such holder would have been entitled as a result of such consolidation, merger or sale had the Warrants been exercised immediately prior thereto. The provisions of this Section 5 shall similarly apply to successive reorganizations, mergers or consolidations or sales or other transfers.

               (d) For the purpose of this Section 5, the term "Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

          5.2  No Adjustment for Dividends.  Except as provided in Section 5.1
               ---------------------------
     hereof, no adjustment in respect of any dividends or distributions out of earnings shall be made during the term of a Warrant or upon the conversion of a Warrant.

     6.   Fractional Shares; Issuance of Shares; Legends.
          ----------------------------------------------

          6.1  Fractional Shares.  The Company shall not be required to issue
               -----------------
     fractional shares of Common Stock on the conversion of a Warrant. If any fraction of a share of Common Stock would, except for the provisions of this Section 6, be issuable on the conversion of a Warrant (or specified portion thereof), the Company shall in lieu -thereof pay an amount in cash equal to the then Current Fair Market Value (as defined below), multiplied by such fraction. For purposes of this Agreement, the term "Current Fair Market Value" shall mean (i) if the Common Stock is traded in the over-the-counter market and not in the NASDAQ Small Cap Market or the National Market nor on any national securities exchange, the average of the per share closing bid prices of the Common Stock on the 10 consecutive trading days immediately preceding the date in question, as reported by NASDAQ or an equivalent generally accepted reporting service, or (ii) if the Common Stock is traded in the NASDAQ Small Cap Market or the National Market or on a national or regional securities exchange, the average for the 10 consecutive trading days immediately preceding the date in question of the daily per share closing prices of the Common Stock in the NASDAQ Small Cap Market or the National Market or on the principal stock exchange on which it is listed, as the case may be, or (iii) if the class of Common Stock is not publicly traded or quoted, the fair market value as determined by the Board of Directors of the Company based on (with appropriate adjustments) the most recent purchases of the Common Stock and/or other relevant factors including the Company's income and assets or evaluation reports received by the Company.

          6.2  Issuance of Shares.  All shares of Common Stock issued upon
               ------------------
     conversion of a Warrant will be duly authorized, validly issued, fully paid and nonassessable.

          6.3  Legends.  If the Common Stock to be issued upon conversion of
               -------
     each of the Warrants has not been registered under the Securities Act of 1933, as amended, then the certificates representing such shares of Common Stock shall bear a legend substantially in the following form:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS AND ARE RESTRICTED SECURITIES. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND STATE SECURITIES LAWS.

     7.   Transferability.
          ---------------

     Each of the Warrants and the shares of Common Stock underlying each of the Warrants shall not be transferred, and the Company shall not be required to register any transfer on the books of the Company, unless the Company shall have given its prior written consent to the transfer and been provided with an opinion of counsel satisfactory to it prior to such transfer that registration under the Securities Act and applicable state securities laws is not required in connection with the transaction resulting in such transfer. Each new Warrant or Common Stock certificate issued upon any transfer as above provided shall bear an appropriate investment legend, except that such Warrant or Common Stock certificate shall not bear such restrictive legend if the opinion of counsel referred to above is to further effect that such legend is not required in order to establish compliance with the provisions of the Securities Act or if such transfer is made in accordance with the provisions of Rule 144(k) promulgated under the Securities Act.

     Any attempt to transfer, sell or otherwise dispose of any or all of the Warrants (except as provided above) shall be void and shall not convey any rights or privileges to the transferee.

     8.   Miscellaneous.
          -------------

          8.1  Notices.
               -------

          All notices and other communications under or in connection with this Agreement ("Notices") shall be in writing and shall be deemed given (a) if delivered personally (including by overnight express or messenger), upon delivery, (b) if delivered by first class, registered or certified mail (return receipt requested), upon the earlier of actual delivery or three days after being mailed, or (c) if given by telecopy, upon confirmation of transmission by telecopy, in each case to the parties at the following addresses:

     If to the Holder:  _______________________________________________
                        _______________________________________________
                        _______________________________________________
                        _______________________________________________
                        Attn:__________________________________________
                        Tel:
                        Fax:

     If to the Company: VILLAGEFAX.COM
                        14471 Chambers Road
                        Tustin, California  92780
                        Attn: Corporate Secretary
                        Tel: (714) 734-1030
                        Fax: (714) 734-1040

     With a copy to:    Jeffers, Shaff & Falk, LLP
                        18881 Von Karman Avenue
                        Suite 1400
                        Irvine, California  92612
                        Tel: (949) 660-7700
                        Fax: (949) 660-7799

or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

          8.2  Entire Agreement; Modifications; Waiver.  This Agreement,
               ---------------------------------------
     together with the related agreements or certificates referenced herein, constitutes the final, exclusive and complete understanding of the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and discussions with respect thereto. No variation or modification of this Agreement and no waiver of any provision or condition hereof, or granting of any consent contemplated hereby, shall be valid unless in writing and signed by the party against whom enforcement of any such variation, modification, waiver or consent is sought.

          8.3  Counterparts.
               ------------

          This Agreement may be executed in any number of counterparts, including electronically transmitted counterparts, each of which when so executed shall constitute an original copy hereof, but all of which together shall constitute one agreement.

          8.4  Headings.
               --------

          The section and paragraph headings contained in this Agreement are for convenient reference only, and shall not in any way affect the meaning or interpretation hereof.

          8.5  Governing Law.
               -------------

          This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of California, without regard to its choice-of-laws or conflicts of law rules. By execution and delivery of this Agreement, the parties agree and accept that any legal action or proceeding brought with respect to this Agreement shall be brought in a state or federal court of appropriate jurisdiction sitting in the County of Orange, State of California, United States of America, and the parties expressly consent to personal jurisdiction in the federal and state courts sitting in the County of Orange, State of California, United States of America.

          8.6  Severability.
               ------------

          If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, it shall be deemed severable from the remaining provisions of this Agreement which shall remain in full force and effect.

          8.7  Expenses and Taxes.
               ------------------

          Each party shall bear and pay its own expenses, including but not limited to legal, accounting and other professional fees, and taxes incurred in connection with the transactions referred to in this Agreement.

          8.8  Heirs; Successors and Assigns.
               -----------------------------

          The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, successors and assigns of the parties hereto. Holders may transfer and assign the Warrants only as provided in Section 7 and any assignment in violation of the foregoing shall be void.

          8.9  Attorneys' Fees.
               ---------------

          If any legal action is instituted to enforce or interpret the terms of this Agreement, the prevailing party in such action shall be entitled to actual attorneys' fees in addition to any other relief to which the party is entitled.

     IN WITNESS WHEREOF, the parties have executed this instrument as of the date first written above.

Attest:                                    "Company"

VILLAGEFAX.COM                             VILLAGEFAX.COM


By:  _____________________________         By: _______________________________
     Fred Barnes                                Mason Conner
Its: Chief Financial Officer               Its: Chief Executive Officer
     -----------------------

Date:_____________________________         Date:_______________________________


                                           "Holder"

                                           _____________________________________
                                           XXXXXXXXX

                                           Date:________________________________